SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ______________________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 4, 2002
                                                           ------------

                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)


         Tennessee                      001-11421               61-0502302
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(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
Incorporation)                                               Identification No.)



                                100 Mission Ridge
                         Goodlettsville, Tennessee 37072
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (615) 855-4000
                                                           ---------------

          (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE

On May 30, 2002, Dollar General Corporation (the "Company") issued a news release and held a conference call with respect to its earnings for the first quarter of fiscal year 2002, ending May 3, 2002. The Company is filing this 8-K pursuant to the Securities and Exchange Commission's Regulation FD. A copy of the news release is attached hereto and is incorporated by reference as Exhibit
99.1. A copy of the conference call script is attached hereto and is incorporated by reference as Exhibit 99.2.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 Dollar General Corporation
                                                 (Registrant)


June 4, 2002                                     By: /s/ Renee M.H. Yuen
                                                     -----------------------
                                                     Renee M.H. Yuen
                                                     Assistant Secretary


Exhibit Index

Exhibit No.            Item
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99.1                   News release of May 30, 2002
99.2                   Conference call script of May 30, 2002